Exhibit 10.1


                         SECOND AMENDMENT
                          UAL CORPORATION
                   EMPLOYEE STOCK OWNERSHIP PLAN
                  (Effective as of July 12, 1994)



          By virtue and in exercise of the amending power reserved to UAL Corporation (the "Company") under Section 13.1(a) of the UAL Corporation Employee Stock Ownership Plan (effective as of July 12, 1994) (the "Plan"), which amending power thereunder is subject to the approval of the Air Line Pilots Association International ("ALPA") and the International Association of Machinists and Aerospace Workers (the "IAM"), the Company hereby amends the Plan, subject to the approval of ALPA and the IAM, as follows, effective January 1, 1995. The amendments to Section l(p) and 1(yy) as set forth below are intended to document the previously-existing interpretation of the Plan, rather than to accomplish a substantive change to the Plan.

          1. The following is hereby inserted as a new paragraph at the end of the material labelled "Part A" which precedes
Section 1:

     "Solely for the Plan Year beginning on January 1, 1995, the allocation which would be made under the foregoing percentages is amended to take into account the participation by certain members of the IAM Employee Group in the allocation of Class 2 Non-Voting Preferred Stock under the Supplemental Plan pursuant to the Special Annual Allocation for 1995. Accordingly, the shares of Class 1 Non-Voting Preferred Stock allocated for the Plan Year commencing January 1, 1995 which would be allocated to the members of the IAM Employee Group under the forgoing percentages will be reduced by the number of shares of Class 2 Non-Voting Preferred Stock to be included in the hypothetical share number as a result of the Special Annual Allocation for 1995 for the members of the IAM Employee Group who did not have any compensation for purposes of Code Section 415 for the 1995 Plan Year. Correspondingly, (1) the number of shares of Class 1 Non-Voting Preferred Stock which would be allocated for the Plan Year commencing January 1, 1995 to the members of the ALPA Employee Group under the forgoing percentages will be increased by the same number of shares, and (2) the number of shares of Class 2 Non-Voting Preferred Stock which would be allocated for the Plan Year commencing January 1, 1995 to the members of the ALPA Employee Group as set forth in the Supplemental Plan will be reduced by the same number of shares."

          2. The first clause (i) of Section 1(p) is amended to read as follows:

     "(i) the total cash compensation (and any in-kind compensation which the Participant could have elected to receive as cash) paid to the Participant for services while a Participant and an Eligible Employee, during the Plan Year for services rendered to his Employer, including bonuses and overtime pay, plus"

          3. Section 1(p) is amended by adding the following to the end of the section:

     "With respect to a Participant who is a member of the ALPA
     Employee Group, Compensation shall include pay received for vacation time in the year paid (whether before or after termination of employment)."

          4. The following new Section l(oo)A is hereby added after Section l(oo) and before Section l(pp):

     "(oo)A 'Special Annual Allocation' means the allocation referred to in Section 5.4(f)."

          5. Section 1(yy) is amended by adding the following to the end of the section:

     "A Participant's Wage Investment shall be calculated with respect to vacation pay in the year paid (whether before or after termination of employment)."

          6. Section 5.4(a)(i)(A) is amended by adding the following to the end of the section:

     "The shares of Class 1 Non-Voting Preferred Stock allocated for the Plan Year commencing January 1, 1995 which would be allocated to the members of the IAM Employee Group under the forgoing percentages will be reduced by the number of shares of Class 2 Non-Voting Preferred Stock to be included in the hypothetical share number as a result of the Special Annual Allocation for 1995 for the members of the IAM Employee Group who did not have any compensation for purposes of Code
     Section 415 for the 1995 Plan Year. Correspondingly, the number of shares of Class 1 Non-voting Preferred Stock which would be allocated for the Plan Year commencing January 1, 1995 to the members of the ALPA Employee Group under the forgoing percentages will be increased by the same number of shares."

          7.  The following is hereby added to the end of Section
5.4(a)(iii):

     "Notwithstanding the foregoing, for each Plan Year beginning on or after January 1, 1995, the Employer Contributions tentatively allocated under this clause (iii) shall be the Employer Contributions remaining after the allocation of the Special Annual Allocation (if any) for such Plan Year pursuant to Section 5.4(f). Accordingly, a Participant's tentative allocation under this subsection shall be the sum of the Special Annual Allocation (if any) allocated to the Participant for the Plan Year, plus the allocation under the preceding portions of this clause of the Employer Contributions remaining after the Special Annual Allocation."

          8. The second sentence of Section 5.4(c)(ii) is amended by inserting the following after "Such number shall equal" and before "the number of shares that would have been allocated to the Participant...":

     "the sum of the number of shares set forth as the hypothetical allocation to the Participant in the Special
     Annual Allocation for that Plan Year (if any), plus"

          9. Section 5.4(c)(ii) is amended by adding the following to the end of the section:

     "For Plan Years beginning on or after January 1, 1995, the hypothetical share number shall be calculated by taking into account the Special Annual Allocation applicable to that Plan Year (if any). By way of illustration, assume that for the 1995 Plan Year, a total of 1,110,456.695 shares are to be allocated to members of the ALPA Employee Group, and that 5,000 of those shares are to be allocated in the Special Annual Allocation applicable to members of the ALPA Employee Group. Under this example, the hypothetical share number of a member of the ALPA Employee Group for 1995 shall equal the sum of (x) the portion of the 5,000 shares set forth as the hypothetical allocation to the employee pursuant to the Special Annual Allocation for 1995, plus (y) the employee's ratable portion (based upon Compensation as modified under this clause (ii)) of the remaining 1,105,455.695 shares."

          10. Section 5.4(c) is amended, for Plan Years beginning on or after January 1, 1995, by adding the following to the end of the Section:

     "Solely for the Plan Year commencing January 1, 1995, IAM members may to the extent required to implement the Special Annual Allocation for 1995, participate in all of the allocations under this subsection (c). For all other Plan Years, participation by member of the IAM Employee Group in the allocations under this subsection (c) shall be limited by the provisions of this Plan as they existed prior to this amendment."

          11.  The following new Section 5.4(f) is added to the
 Plan:

     "(f) Special Annual Allocations. For each Plan Year beginning on or after January 1, 1995, the Special Annual Allocation described in Appendix A applicable to the Plan Year (if any) shall be made after the application of clauses
     (i) and (ii) of Section 5.4(a), but prior to the application of clause (iii) of Section 5.4(a) and the clauses subsequent to clause (iii), and the hypothetical allocation set forth in the Special Annual Allocation applicable to the Plan Year shall be made as a part of the calculation of the hypothetical share number as set forth in clause (ii) of
     Section 5.4(c). If Appendix A does not set forth a Special Annual Allocation applicable to a particular Plan Year, then there shall be no Special Annual Allocation for that Plan Year."

          12.  The following Appendix A is hereby added to the
 Plan:


                            "APPENDIX A
                     SPECIAL ANNUAL ALLOCATIONS

          This Appendix A is part of the UAL Corporation Employee Stock Ownership Plan. The purpose of this Appendix A is to set forth the terms of the Special Annual Allocation referred to in
Section 5.4(f) of the ESOP. This Appendix A may only be amended pursuant to Section 13.1 of the ESOP.

          Special Annual Allocation for 1995. For the Plan Year beginning January 1, 1995, there shall be two Special Annual Allocations. The first Special Annual Allocation is described in subsection (a) below, and is intended to provide to the accounts of certain Participants who are members of the IAM Employee Group the shares of Class 1 Non-Voting Preferred Stock which would have been provided in 1994, but for the application of the limits of Code Section 415. The second Special Annual Allocation is described in subsection (b) below, shall be made to all individuals who were Participants in 1994, and is intended to adjust the Accounts of Participants to the levels which had originally been reported to Participants in the allocation of shares for 1994, but which were overstated because additional Compensation and Wage Investments were subsequently reported for 1994. The second Special Annual Allocation is also intended to adjust the Accounts of Participants whose accounts had not been overreported so that their allocations will be on a par with the allocations to the Participants described in the preceding sentence.

          (a) Special Annual Allocation for IAM Employee Group. A portion of the Employer Contributions allocated to the IAM Employee Group for 1995 shall be allocated to the Accounts of those Participants who are members of the IAM Employee Group to whom Contributions were limited by the application of Code Section 415 for the 1994 Plan Year. For each such Participant, the shares which would have been allocated but for the application of the limits of Code Section 415 are referred to as the "1994 Shortfall Shares." For purposes of calculating the Special 1995 IAM Allocation, there shall be calculated the "1995 IAM Average Contribution," which shall be equal to the total Employer Contributions allocated to the IAM Employee Group for the 1995 Plan Year, divided by the total number of shares of Class 1 Non-Voting Preferred Stock allocated to the IAM Employee Group for the 1995 Plan Year, excluding, however, the shares allocated to the IAM Employee Group for the 1995 Plan Year on account of dividends paid on previously-allocated shares.

          (1)   Amount to be included in tentative allocation.
The following amount shall be included in the tentative allocation under Section 5.4(a)(iii) as the Special Annual Allocation to each affected Participant: the lesser of (i) the sum of (xx) the 1995 IAM Average Contribution times the Participant's 1994 Shortfall Shares, plus (yy) $8.8872, times the Participant's 1994 Shortfall Shares, times a fraction the numerator of which is the 1995 IAM Average Contribution, and the denominator of which is the fair market value of a share of Class 1 Non-Voting Preferred Stock as of the end of the 1995 Plan Year, or (ii) the allocation permitted for 1995 pursuant to Code Section 415.

          (2) Shares to be included in hypothetical share number and hypothetical allocation. The following number of shares is to be included in the hypothetical share number under Section 5.4(c)(ii) and Section 2.4(a) of the Supplemental Plan as the Special Annual Allocation for each affected Participant who did not have any compensation for purposes of Code Section 415 in 1995: the sum of (i) the 1994 Shortfall Shares, plus (ii) $8.8872 times the Participant's 1994 Shortfall Shares divided by the fair market value of a share of Class 1 Non-Voting Preferred Stock as of the end of the 1995 Plan Year. No shares are included in the hypothetical share number or Special Annual Allocation under the Supplemental Plan for Participants who had any compensation for purposes of Code Section 415 in 1995.

          (b) 1995 Special Annual Allocation for All Employee Groups. For each individual who was a Participant in 1994 (a "1994 Participant"), there shall be calculated a number of shares referred to as the "1995 Make-up Shares." The 1995 Make-up Shares for each 1994 Participant shall equal the difference between the number of shares actually allocated to the 1994 Participant for the 1994 Plan Year (using the final Compensation and Wage Investment data), and the number of shares which would have been allocated to the 1994 Participant for the 1994 Plan Year if the following facts had been correct for the 1994 Plan Year: (1) the total Compensation of Participants who were members of the ALPA Employee Group (without respect to the limitations of Code Section 401(a)(17) and the limitation contained in Section l(p) of four times the dollar limit under Code Section 415(c)(1)(A)) was $415,308,677.81, (2) the total Compensation of Participants who were members of the ALPA Employee Group (limited by the limitation contained in Section l(p) of four times the dollar limitation under Code Section 415(c)(1)(A)) was $375,772,138.78, (3) the
total Compensation of ALPA Participants (without respect to the limitation contained in Section l(p) of four times the dollar limit under Code Section 415(c)(1)(A), but limited by Code Section 401(a)(17)) was $407,265,547.88, (4) the total Wage Investments were $91,675,662.89, (5) the total Compensation of members of the Management and Salaried Employee Group (without respect to the limitation of Code Section 401(a)(17)) was $346,925,400.49, and
(6) the total Compensation of members of the Management and Salaried Employee Group (limited by Code Section 401(a)(17)) was $345,997,953.17.

          For purposes of calculating the 1995 Special Annual Allocation, there shall be calculated (x) the "1995 ALPA Average Contribution," which shall be equal to the total Employer Contributions allocated to the ALPA Employee Group for the 1995 Plan Year, divided by the total number of shares of Class 1 Non Voting Preferred Stock allocated to the ALPA Employee Group for the 1995 Plan Year, excluding, however, the shares allocated to the ALPA Employee Group for the 1995 Plan Year on account of dividends paid on previously-allocated shares, and (y) the "1995 M&S Average Contribution," which shall be equal to the total Employer Contributions allocated to the Management and Salaried Employee Group for the 1995 Plan Year, divided by the total number of shares of Class 1 Non-Voting Preferred Stock allocated to the Management and Salaried Employee Group for the 1995 Plan Year, excluding, however, the shares allocated to the Management and Salaried Employee Group for the 1995 Plan Year on account of dividends paid on previously-allocated shares. The 1995 IAM Average Contribution, calculated as set forth in subsection (a) above shall also be used in this subsection (b). For each 1994 Participant, the result of the above calculation which applies his Employee Group is the "Applicable Average Contribution."

          (1)   Amount to be included in tentative allocation.
The following amount shall be included in the tentative allocation under Section 5.4(a)(iii) as the Special 1995 Allocation to each 1994 Participant: the lesser of (i) the sum of (xx) the Applicable Average Contribution, times the Participant's 1995 Make-up Shares, plus (yy) $8.8872, times the Participant's 1995 Make-up Shares, times a fraction the numerator of which is the Applicable Average Contribution, and the denominator of which is the fair market value of a share of Class 1 Non-Voting Preferred Stock as of the end of the 1995 Plan Year, or (ii) the allocation permitted for 1995 pursuant to Code Section 415.

          (2) Shares to be included in hypothetical share number and hypothetical allocation. The following number of shares is to be included in the hypothetical share number under Section 5.4(c)(ii) and Section 2.4(a) of the Supplemental Plan as the Special Annual Allocation for each affected Participant: the sum of (i) the 1995 Make-up Shares, plus (ii) $8.8872 times the Participant's 1994 Make-up Shares divided by the fair market value of a share of Class 1 Non-Voting Preferred Stock as of the end of the 1995 Plan Year. Notwithstanding the foregoing, for Participants who are members of the IAM Employee Group, the inclusion in the hypothetical share number and the Special Annual Allocation under the Supplemental Plan shall only be made if the Participant had no compensation for purposes of Code Section 415 in 1995.

          (c)   In the case of any member of the IAM Employee
Group who is subject to both subsections (a) and (b), the total
1995 Special Annual Allocation shall be the sum of the amounts determined for such Participant under both subsections."

          IN WITNESS WHEREOF, the Company has caused this Second
Amendment to be executed on August 17, 1995.

                                   UAL CORPORATION


                                   /s/ Stuart I. Oran
                                   Executive Vice President-
                                   Corporate Affairs and
                                   General Counsel

                                   APPROVED BY:

                                   AIR LINE PILOTS ASSOCIATION,
                                   INTERNATIONAL

                                   /s/ J. Randolph Babbitt

                                   /s/ Harlow B. Osteboe

                                   INTERNATIONAL ASSOCIATION
                                   OF MACHINISTS AND
                                   AEROSPACE WORKERS

                                   /s/ Kenneth W. Thiede